ITEM 77Q(a)(ii) - COPIES OF ANY
MATERIAL AMENDMENTS TO THE
REGISTRANT'S CHARTER OR BY-LAWS



MONEY MARKET OBLIGATIONS TRUST

Amendment No. 24
to the
Amended & Restated
DECLARATION OF TRUST

Dated October 6, 1989


THIS Declaration of Trust is amended as
 follows:

A. 	Strike the first paragraph of
Section 5 of Article III from the Declaration of Trust and substitute in its place the following:

Section 5.  Establishment and Designation of
Series or Class. Without limiting the authority of the
Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional series or class or to modify the rights and preferences of any existing Series or Class, the initial series and classes shall be, and are established and designated as:

Alabama Municipal Cash Trust
Arizona Municipal Cash Trust
Institutional Service Shares
Automated Cash Management Trust
Cash II Shares
Institutional Service Shares
Automated Government Cash Reserves
Automated Government Money Trust
Automated Treasury Cash Reserves
California Municipal Cash Trust
Cash II Shares
Cash Series Shares
Institutional Capital Shares
Institutional Service Shares
Institutional Shares
Connecticut Municipal Cash Trust
Cash Series Shares
Institutional Service Shares
Federated Capital Reserves Fund
Federated Government Reserves Fund
Federated Master Trust
Federated Municipal Trust
Federated Short-Term U.S. Government Trust
Federated Tax-Free Trust
Florida Municipal Cash Trust
Cash II Shares
Cash Series Shares
Institutional Shares
Georgia Municipal Cash Trust
Government Obligations Fund
Institutional Capital Shares
Institutional Shares
Institutional Service Shares
Trust Shares
Government Obligations Tax Managed Fund
Institutional Shares
Institutional Service Shares


Liberty U.S. Government Money Market Trust
Class A Shares
Class B Shares
Class C Shares
Class F Shares
Liquid Cash Trust
Maryland Municipal Cash Trust
Massachusetts Municipal Cash Trust
Cash Series Shares
Galaxy BKB Shares
Institutional Service Shares
Michigan Municipal Cash Trust
Institutional Service Shares
Institutional Shares
Minnesota Municipal Cash Trust
Cash Series Shares
Institutional Shares
Money Market Management
Municipal Obligations Fund
Institutional Capital Shares
Institutional Service Shares
Institutional Shares
New Jersey Municipal Cash Trust
Cash Series Shares
Institutional Service Shares
Institutional Shares
New York Municipal Cash Trust
Cash II Shares
Cash Series Shares
Institutional Service Shares
Institutional Shares
North Carolina Municipal Cash Trust
Ohio Municipal Cash Trust
Cash II Shares
Institutional Service Shares
Institutional Shares
Pennsylvania Municipal Cash Trust
Cash Series Shares
Institutional Service Shares
Institutional Shares
Prime Cash Obligations Fund
Institutional Capital Shares
Institutional Service Shares
Institutional Shares
Prime Management Obligations Fund
Institutional Capital Shares
Institutional Service Shares
Institutional Shares
Prime Obligations Fund
Institutional Shares
Institutional Service Shares
Trust Shares
Prime Value Obligations Fund
Institutional Capital Shares
Institutional Service Shares
Institutional Shares
Tax-Free Instruments Trust
Institutional Service Shares
Investment Shares


Tax-Free Obligations Fund
Institutional Shares
Institutional Service Shares
Treasury Obligations Fund
Institutional Shares
Institutional Service Shares
Institutional Capital Shares
Trust Shares
Trust for Government Cash Reserves
Trust for U.S. Treasury Obligations
U.S. Treasury Cash Reserves
Institutional Service Shares
Institutional Shares
Virginia Municipal Cash Trust
Cash Series Shares
Institutional Service Shares
Institutional Shares

The undersigned, Executive Vice President, hereby certifies that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the 17th day of May, 2005, to become effective on August 5, 2005.

WITNESS the due execution hereof 5th day of August, 2005.


/s/ J. Christopher Donahue
J. Christopher Donahue
Executive Vice President



MONEY MARKET OBLIGATIONS TRUST

Amendment No. 25
to the
Amended & Restated
DECLARATION OF TRUST

Dated October 6, 1989


THIS Declaration of Trust is amended as follows:

B. 	Strike the first paragraph of Section 5 of
Article III from the Declaration of Trust and substitute in its place the following:

Section 5.  Establishment and Designation of
Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional series or class or to modify the rights and preferences of any existing Series or Class, the initial series and classes shall be, and are established and designated as:

Alabama Municipal Cash Trust
Arizona Municipal Cash Trust
Institutional Service Shares
Automated Cash Management Trust
Cash II Shares
Institutional Service Shares
Automated Government Cash Reserves
Automated Government Money Trust
Automated Treasury Cash Reserves
California Municipal Cash Trust
Cash II Shares
Cash Series Shares
Institutional Capital Shares
Institutional Service Shares
Institutional Shares
Connecticut Municipal Cash Trust
Cash Series Shares
Institutional Service Shares
Federated Capital Reserves Fund
Federated Government Reserves Fund
Federated Master Trust
Federated Municipal Trust
Federated Short-Term U.S. Government Trust
Federated Tax-Free Trust
Florida Municipal Cash Trust
Cash II Shares
Cash Series Shares
Institutional Shares
Georgia Municipal Cash Trust
Government Obligations Fund
Institutional Capital Shares
Institutional Shares
Institutional Service Shares
Trust Shares
Government Obligations Tax Managed Fund
Institutional Shares
Institutional Service Shares


Liberty U.S. Government Money Market Trust
Class A Shares
Class B Shares
Class C Shares
Class F Shares
Liquid Cash Trust
Maryland Municipal Cash Trust
Massachusetts Municipal Cash Trust
Cash Series Shares
Institutional Service Shares
Michigan Municipal Cash Trust
Institutional Service Shares
Institutional Shares
Minnesota Municipal Cash Trust
Cash Series Shares
Institutional Shares
Money Market Management
Municipal Obligations Fund
Institutional Capital Shares
Institutional Service Shares
Institutional Shares
New Jersey Municipal Cash Trust
Cash Series Shares
Institutional Service Shares
Institutional Shares
New York Municipal Cash Trust
Cash II Shares
Cash Series Shares
Institutional Service Shares
Institutional Shares
North Carolina Municipal Cash Trust
Ohio Municipal Cash Trust
Cash II Shares
Institutional Service Shares
Institutional Shares
Pennsylvania Municipal Cash Trust
Cash Series Shares
Institutional Service Shares
Institutional Shares
Prime Cash Obligations Fund
Institutional Capital Shares
Institutional Service Shares
Institutional Shares
Prime Management Obligations Fund
Institutional Capital Shares
Institutional Service Shares
Institutional Shares
Prime Obligations Fund
Institutional Shares
Institutional Service Shares
Trust Shares
Prime Value Obligations Fund
Institutional Capital Shares
Institutional Service Shares
Institutional Shares


Tax-Free Instruments Trust
Institutional Service Shares
Investment Shares
Tax-Free Obligations Fund
Institutional Shares
Institutional Service Shares
Treasury Obligations Fund
Institutional Shares
Institutional Service Shares
Institutional Capital Shares
Trust Shares
Trust for Government Cash Reserves
Trust for U.S. Treasury Obligations
U.S. Treasury Cash Reserves
Institutional Service Shares
Institutional Shares
Virginia Municipal Cash Trust
Cash Series Shares
Institutional Service Shares
Institutional Shares

The undersigned, Executive Vice President,
 hereby certifies that the above-stated
Amendment is a
true and correct Amendment to the Declaration of Trust,
 as adopted by the Board of Trustees by
Unanimous Consent dated July 7, 2005,
effective
 as of
the 26th day of August, 2005.

WITNESS the due execution hereof this
26th day
of August, 2005.


/s/ J. Christopher Donahue
J. Christopher Donahue
Executive Vice President





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